EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each of UnionBanCal Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints David I. Matson, David A. Anderson and John McGuckin, Jr., and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 2002, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, UnionBankCal Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                                    UNIONBANCAL CORPORATION



                                    By     /s/ NORIMICHI KANARI
                                      __________________________________________
                                        Name:  Norimichi Kanari
                                        Title: President and Chief Executive
                                               Officer


Dated:           MARCH 14, 2003
      ______________________________________________



                 SIGNATURE                                     TITLE


_____________________________________________
             David R. Andrews                                 Director


         /s/ L. DALE CRANDALL
_____________________________________________
             L. Dale Crandall                                 Director


        /s/ RICHARD D. FARMAN
_____________________________________________
            Richard D. Farman                                 Director


       /s/ STANLEY F. FARRAR
_____________________________________________
           Stanley F. Farrar                                  Director


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       /s/ MICHAEL J. GILLFILLAN
_____________________________________________
           Michael J. Gillfillan                              Director


       /s/ RICHARD C. HARTNACK
_____________________________________________
           Richard C. Hartnack                                Director


       /s/ KAORU HAYAMA
_____________________________________________
           Kaoru Hayama                                       Director



_____________________________________________
           Satoru Kishi                                       Director


       /s/ MONICA C. LOZANO
_____________________________________________
           Monica C. Lozano                                   Director


       /s/ MARY S. METZ
_____________________________________________
           Mary S. Metz                                       Director


       /s/ RAYMOND E. MILES
_____________________________________________
           Raymond E. Miles                                   Director


       /s/ J. FERNANDO NIEBLA
_____________________________________________
           J. Fernando Niebla                                 Director


       /s/ CHARLES R. RINEHART
_____________________________________________
           Charles R. Rinehart                                Director



_____________________________________________
           Carl W. Robertson                                  Director


       /s/ TAKAHARU SAEGUA
_____________________________________________
           Takaharu Saegusa                                   Director


       /s/ ROBERT M. WALKER
_____________________________________________
           Robert M. Walker                                   Director



_____________________________________________
            Kenji Yoshizawa                                   Director